Exhibit 10.1

SUBSCRIPTION AGREEMENT

Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York  11790
Gentlemen and Ladies:

The undersigned (the “Subscriber”) hereby subscribes for ______________ shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), at a cash Purchase Price per share of $0.11454, which represents a 5% discount to the volume-weighted average closing price  at the end of each trading day (the “Purchase Price”) of the Common Stock on the OTCQB for the period from May 13, 2014 through May 16, 2014) and warrants to purchase _________________ shares of an equal number of Common Stock (the “Warrants”) for a one year term at an exercise price of 120% of the Purchase Price in the form attached hereto, for an aggregate purchase price of $_____________.

1.           Subscription.  Subject to the terms and conditions hereof, the Subscriber agrees to pay $________ by check or wire transfer of immediately available funds as consideration for the Subscriber’s Shares and Warrants.  The Subscriber acknowledges and agrees that this subscription is irrevocable by the Subscriber but is subject to acceptance by the Company.

2.           Subscription Compliance.  The Subscriber agrees that this subscription is subject to the following terms and conditions:

The Company shall have the right, in its sole discretion, to:  (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by the Subscriber and (iii) determine whether the Subscriber has met all of the Company’s requirements for investment in the Shares and Warrants.  If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, the Subscriber’s funds will be returned promptly to the Subscriber without interest or deduction.

3.           Receipt of Information.

a.
The Subscriber and Subscriber’s purchaser representative, if any, have reviewed  a copy of the Company’s most recent Annual Report on Form 10-K and Form 10-K/A, Quarterly Reports on Form 10-Q and Form 10-Q/A and current reports on Form 8-K.  The Subscriber, either alone or together with Subscriber’s purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company.  Since May 12, 2014, the date of filing of the Company’s most recent Quarterly Report on Form 10-Q, there has been no material adverse change in the business, properties, or results of operations of the Company.

b.
The Subscriber and Subscriber’s representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Shares by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the Subscriber concerning the Company and such offering.

4.           Representations of Subscriber.  In connection with the purchase of the Shares and Warrants, the Subscriber hereby represents and warrants to the Company as follows:

a.	The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.

b.
The Shares and Warrants are being purchased for the Subscriber’s own account without the participation of any other person, with the intent of holding the Shares and Warrants for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for a resale in connection with, any distribution of the Shares and Warrants or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company’s securities.  Furthermore, the undersigned has no present intention of dividing such Shares and Warrants with others or reselling or otherwise disposing of any portion of such Shares and Warrants, either currently or after the passage of a fixed or predeterminable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

c.
The Subscriber has no need for liquidity with respect to his purchase of the Shares and Warrants and is able to bear the economic risk of an investment in the Shares and Warrants for an indefinite period of time and is further able to afford a complete loss of such investment.

d.	The Subscriber represents that his financial commitment to all investments (including his investment in the Company) is reasonable relative to his net worth and liquid net worth.

e.
The Subscriber recognizes that the Shares and Warrants will be sold to the Subscriber without registration under any United States federal or other law relating to the registration of securities for sale.

f.
The Subscriber is aware that any resale of the Shares and Warrants and shares of Common Stock purchased pursuant to the exercise of the Warrants (“Warrant Shares”) cannot be made except in accordance with the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

g.
The Subscriber represents and warrants that all offers and sales of the Shares and Warrants shall be made pursuant to an exemption from registration under the Act or pursuant to registration under the Act, and the Subscriber will not engage in any hedging or short selling transactions with regard to the Shares and Warrants.

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h.
The Subscriber is not acquiring the Shares and Warrants based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares and Warrants but rather upon an independent examination and judgment as to the prospects of the Company.

i.
The Subscriber understands that the Company has had a limited operating history, and as a result, its operations have produced limited recurring revenues from its services and products; it has incurred expenses and has sustained losses.  Consequently, its operations are subject to all the risks inherent in the establishment of a biotechnology company.  The Subscriber appreciates and understands the risks involved with investing in a Company with a limited operating history and has read and understands the risk factors and other information set forth in the Company’s Annual Report on Form 10-K, filed on December 20, 2013, and Form 10-K/A filed on May 1, 2014,  and the Quarterly Reports on Form 10-Q and Form 10-Q/A for the quarterly periods ended December 31, 2013 filed on February 10, 2013 and May 2, 2014, respectively, and for the quarterly period ended March 31, 2013 filed in  May 2014.  These reports and any future filings made with the SEC under Section 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), can be obtained by visiting the Securities and Exchange Commission’s website at http://www.sec.gov.  The Subscriber agrees that it is not relying on any other written information which may have been provided by the Company.

j.
The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Shares and Warrants without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Shares and Warrants have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Shares are, and the Warrant Shares will be, “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

k.
The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the Subscriber’s investment in the Company, the length of time the undersigned will be required to own the Shares and Warrants, or the profit to be realized, if any, as a result of investment in the Company.  Neither the Company nor its counsel has made an independent investigation on behalf of the Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to the Subscriber.

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l.
The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Shares and Warrants.

m.
The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company.  Upon reasonable notice, such books and records will continue to be made available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

n.
The Shares and Warrants were not offered to the Subscriber by means of publicly disseminated advertisement or sales literature, nor is the Subscriber aware of any offers made to other persons by such means.

o.
All information which the Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

5.           Agreements of Subscriber.  The Subscriber agrees as follows:

a.
The sale of the Shares and Warrants by the Company has not been recommended by any United States federal or other securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or of any of the Company’s filings with the Securities and Exchange Commission.

b.
The Shares, Warrants and Warrant Shares will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Act or in a transaction otherwise in compliance with the Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions.  The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

c.
The Company is under no obligation to register the Shares, Warrants or Warrant Shares or to comply with any exemption available for sale of the Shares, Warrants or Warrant Shares without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the Act may not be available when you desire to resell them pursuant to Rule 144 of the Act.  The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares and Warrant Shares.  The Company is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended.

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d.
The Company may, if it so desires, refuse to permit the transfer of the Shares, Warrants and Warrant Shares unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the Act or the applicable securities laws of any other jurisdiction.

e.
A legend indicating that the Shares, Warrants and Warrant Shares have not been registered under such securities laws and referring to the restrictions and transferability of the Shares, Warrants and Warrant Shares may be placed on the certificates or instruments delivered to the Subscriber or any substitutes thereof and any transfer agent of the Company may be instructed to require compliance therewith.

6.           Closing.  The Subscriber understands and agrees that the Company intends to issue the Shares and Warrants upon receipt by the Company of this Subscription Agreement, including the Confidential Prospective Purchaser Questionnaire, together with the Subscriber’s funds and certain other documents to be delivered to the Company by Subscriber.  The Subscriber further understands that there may be conditions to closing this subscription which if not met may result in the return of this subscription hereunder.

7.           Indemnification of the Company.  The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless, the Company, its respective agents, directors, officers, employees and affiliates from and against any and all damages, losses, costs and expenses (including  attorneys’ fees) which they or any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

8.           Representative Capacity.  If an investment in the Company is being made by a corporation, partnership, trust or estate, the undersigned individual signing on behalf of the Subscriber, represents that he has all right and authority, in his capacity as an officer, managing member, managing partner, trustee, executor or other representative of such corporation, trust or estate, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, partnership, trust or estate as the case may be, enforceable in accordance with its terms.

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9.           Subscription Not Revocable.  The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

10.           Restrictions on Transferability.  The undersigned understands and agrees that the Shares, Warrants and Warrant Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares, Warrants and Warrant Shares, respectively, are registered under the Act and applicable state securities laws or an exemption from such registration is available.

11.           Governing Law; Jurisdiction; Jury Trial.  This Subscription Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the laws of such state which shall govern the rights of parties without regard to conflict of laws principles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder  or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.           Numbers and Gender.  In this Agreement, the masculine gender includes the feminine gender and the neuter and the singular includes the plural, where appropriate to the context.

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CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

This questionnaire is to be completed by each accredited investor (“Accredited Investor”) as defined in Rule 501 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”) who desires to purchase from Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), shares of the Company’s common stock, par value $0.001 per share (“Shares”) and warrants to purchase shares of the Company’s common stock (“Warrants”).

INSTRUCTIONS

This Questionnaire is being given to the person who has expressed an interest in purchasing Shares of the Company.  The purpose of this Questionnaire is to determine whether you meet certain standards, because the Shares to be offered by the Company have not been, and will not be, registered under the Securities Act.

If the answer to any questions is “None” or “Not Applicable,” please so state.

Your answers will be kept confidential at all times, however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of Shares to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof.

INSTRUCTIONS:  Please type or clearly print your answer, and state “none” or “not applicable” when appropriate.  Please complete Section A and each other section you are requested to complete in Question A3.  If there is insufficient space for any of your answers, please attach additional pages.  If the Shares are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire.  You may use photocopies or request extra copies from the Company.

SECTION A:  SUBSCRIBER INFORMATION

A1.	Name(s) of Subscriber(s):

A2.	Number of Shares: __________________

Number of Warrants: _________________

Subscribed for:  ________ Shares at a cash purchase price of $$0.11454 per share and Warrants to purchase _____________ shares of common stock at an exercise price of $0.13744 per share, for an aggregate purchase price of $________.

Confidential Prospective Purchaser Questionnaire	Page 1

A3.	Manner of Ownership of Shares and Warrants (please check below):

____	One Individual	Please complete Section A, B, C and, if applicable, D, E and F.

____	Husband and Wife Tenants by the Entirety	Please have one spouse complete Sections A, B, C and if applicable, D, E and F. Please have both spouses complete Section C.

____	Tenants in Common	Please have each individual separately complete Sections A, B, and C and if applicable, D, E and F.

____	Joint Tenants with Right of Survivorship Two or More Individuals	Please have each individual separately complete Sections A, B, and C and if applicable, D, E and F. (but not husband and wife)

____	Corporate Ownership
Please complete Sections A, B, D and, if applicable, E and F for the corporation.  Please have each person who owns an equity interest in the  corporation separately  complete Sections B and, if applicable, C, D, E and F.

____	Partnership Ownership	Please complete Sections A, B and D, and have each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

____	Trust Ownership	Please complete Sections A, B and F, if applicable, and have each beneficiary and trustee of the trust separately complete Sections B, C, D, E and F, if applicable.

SECTION B:  ACCREDITED INVESTOR STATUS

B1.	Please check one or more of the following definitions of “accredited investor,” if any, which applies to you. If none of the following applies to you, please leave a blank.

____ (a)
A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

Confidential Prospective Purchaser Questionnaire	Page 2

____ (b)	A Private Business Development Company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940.

____ (c)
An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

____ (d)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000, excluding the value of the person’s primary residence1.

____ (e)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____ (f)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

____ (g)	Any entity in which all of the equity owners are Accredited Investors.

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An investor need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence.

Confidential Prospective Purchaser Questionnaire	Page 3

SECTION C:  INDIVIDUAL INFORMATION

C1.	General Information:

Name:

Age:	Social Security Number (if applicable):

Marital Status:	Spouse’s Name:

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

Yes  _____            No  _____

If yes, please explain the relationship(s):

C2(a).	Principal Residence:

Address:
	Number	Street

City	State/Province Country	Zip code

Mailing Address (if other than Principal Residence above):

Number	Street

City	State/Province Country	Zip code

	Telephone Number:	( )

C2(b).	Have you ever resided in the United States (including its territories and possessions) or held a United States passport?

Yes _____ No _____

If yes, please explain where you lived, how long you lived there, or when you held the passport:

Confidential Prospective Purchaser Questionnaire	Page 4

C3.	Current Employment or Business Activity:

Company Name:

Address:
	Number	Street

City	State/Province Country	Zip code

Principal Business:

Position and Title:

Description of Duties and Responsibilities:

Length of Time in Present Position: _______________

Is the company publicly owned?: Yes _____ No _____

C4.	Education: Please describe your business and/or professional education or training, listing any schools you have attended and degrees you have received.

Dates	Company Name and Address	Principal Business	Description of Duties and Responsibilities

Confidential Prospective Purchaser Questionnaire	Page 5

C5.	Prior Employment or Business Activity: Please describe your prior employment or principal business activities during the last five years, providing all information requested below.

Dates	Company Name and Address	Principal Business	Position & Title	Description of Duties and Responsibilities

C6.	The undersigned will provide a financial statement if requested by the Company.

C7.	Net worth, inclusive of the net worth of your spouse and inclusive of the value of your principal residence, furnishings therein and personal automobiles:

(  ) less than $100,000                                                      (  ) $100,000 to $199,999

(  ) $200,000 to $499,999                                                  (  ) $500,000 to $1,000,000

(  ) over $1,000,000

C8.	Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles:

(  ) less than $100,000                                                      (  ) $100,000 to $199,999

(  ) $200,000 to $499,999                                                  (  ) $500,000 to $1,000,000

(  ) over $1,000,000

Confidential Prospective Purchaser Questionnaire	Page 6

C9.
Indicate (a) your individual income from all sources for the calendar years 2013 and 2012 and estimated income for 2014 or (b) your joint income with your spouse from all sources for the calendar years 2012 and 2013 and estimated income for 2014:

(a)           individual income:

	$ 60,000 to $100,000	$100,001 to $199,999	$200,000 to $499,999	$500,000 and over
2012	( )	( )	( )	( )

2013	( )	( )	( )	( )

2014 (est.)	( )	( )	( )	( )

(b)           joint income:

	$ 60,000 to $100,000	$100,001 to $199,999	$200,000 to $499,999	$500,000 and over
2012	( )	( )	( )	( )

2013	( )	( )	( )	( )

2014 (est.)	( )	( )	( )	( )

C10.	(a)	Was some portion of your income during your last taxable year taxed at the highest rate for income tax purposes?

_____  Yes                           _____  No

(b)	Do you anticipate that some portion of your income during your current taxable year will be taxed at the highest rate for income tax purposes?

_____  Yes                           _____  No

Confidential Prospective Purchaser Questionnaire	Page 7

C11.	Investment experience:

(a)	The frequency with which you invest in marketable securities is:

(   )  often                      (   )  occasionally                                (   )  never

(b)	The frequency with which you invest in unmarketable securities is:

(   )  often                      (   )  occasionally                                (   )  never

SECTION D: CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.	General Information

Legal Name of Corporation or Partnership:

Fictitious name:

Country of Incorporation:

Date of Incorporation:

I.D. Number (if applicable):

Fiscal Year Ends:

Number of Equity Owners:

Name and Title of Executive Officer Executing Questionnaire:

D2.	Business Address:

Mailing Address (if different):

Telephone Number:	( )

Confidential Prospective Purchaser Questionnaire	Page 8

Was the corporation or partnership formed for the specific purpose of purchasing securities?

_____  Yes                           _____  No

Check if applicable to the corporation:

Subchapter S _______________                                                                 Professional ________________

D3.	The undersigned represents and warrants as follows:

(a)
The corporation or partnership, as the case may be, has been duly incorporated or formed (if a partnership), is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

(b)
(i)          The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Shares and Warrants and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

(ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Shares and Warrants are as follows:

(iii)        In evaluating the merits and risks of the purchase of the Shares and Warrants, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

(c)
The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Shares and Warrants and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of the Shares and Warrants and of making an informed investment decision;

Confidential Prospective Purchaser Questionnaire	Page 9

(d)
Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its liability with respect to the investment and the operation thereof;

(e)	The net worth of the corporation or the partnership is in excess of $__________________.

(f)	The corporation or the partnership has had, during each of the past two fiscal or tax years, gross income from all sources of at least $__________________ and $_____________________ respectively;

(g)	The undersigned expects the corporation or the partnership to have during the current fiscal or tax year, gross income from all sources of at least $_______________; and

(h)	The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder;

(i)	Indicate the following if a partnership offeree:

(1)	The date the partnership was formed and state of
formation:

(2)	The names of each partner in the partnership:

Confidential Prospective Purchaser Questionnaire	Page 10

Please have each individual partner execute a separate Questionnaire.

Section E:                      Trust Offerees

E1.	General Information:

Legal Name:

Country of Formation:

Date of Formation:

I.D. Number:	Fiscal Year Ends:

Number of Beneficiaries:

Principal Purpose:

Was the trust formed for the specific purpose of purchasing Securities?

_____  Yes                           _____  No

Is any trustee a United States person, as that term is defined in Rule 902(k) promulgated under the Securities Act?

_____  Yes                           _____  No

E2.	Business Address:

Telephone Number:	( )

Mailing Address:

E3.
Authorization:  If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Shares and Warrants and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Shares and Warrants.  In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Shares and Warrants and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Shares and Warrants.

Name of Authorized Trustee:

Confidential Prospective Purchaser Questionnaire	Page 11

Section F:                      Qualified Pension Plan (“Plan”) Offerees

F1.	Please initial the appropriate space below:

________ (initial)	a.
The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Shares and Warrants has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Questionnaire)

OR

________ (initial)	b.	The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

OR

________ (initial)	c.	The Plan has total assets exceeding $5,000,000.

F2.	General Information:

Legal Name:

Country of Formation:

Date of Formation:

I.D. Number:	Fiscal Year Ends:

Number of Beneficiaries:

Principal Purpose:

F3.	Business Address:

Telephone Number:	( )

Mailing Address:

Confidential Prospective Purchaser Questionnaire	Page 12

F4.
Authorization:  If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions.  In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Shares and Warrants and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Shares and Warrants.

Name of Authorized Fiduciary:

F5.	Is any beneficiary or participant of a Plan a United States person, as that term is defined in Rule 902(k) promulgated under the Securities Act?

_____  Yes                           _____  No

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Confidential Prospective Purchaser Questionnaire	Page 13

APPLIED DNA SCIENCES, INC.
SIGNATURE PAGE TO
QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will contact the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly sent the Company written confirmation of such change.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire and Subscription Agreement on the date set forth below.

Date of Execution: May__, 2014

FOR INDIVIDUALS:

(Print Name)

Dated: ________, 2014
(Signature)

FOR CORPORATIONS:

Name of Company

Executive Officer of Company

Dated: _________, 2014
Signature of Officer

FOR PARTNERSHIPS:

Name of Partnership

Name of Partner executing
Questionnaire

Dated: _________, 2014
Signature of Partner
executing Questionnaire

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee
Executing Questionnaire

Dated: _________, 2014
Signature of Authorized
Trustee

FOR QUALIFIED PENSION PLANS:

Name of Qualified Pension Plan

and

Name of Plan Fiduciary
executing Questionnaire

Dated: _________, 2014
Signature of Plan Fiduciary
executing Questionnaire

or

Name of Plan Beneficiary
executing Questionnaire

or

Dated: _________, 2014
Signature of Plan Beneficiary
executing Questionnaire

APPROVED THIS ____ DAY OF MAY, 2014

APPLIED DNA SCIENCES, INC.

By:
Name:
Title: